UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

August 28, 2012
Date of Report (Date of earliest event reported)

CCOM Group, Inc.
(Exact name of Registrant as Specified in Charter)

NEW YORK	1-6663	11-2037182
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

275 WAGARAW ROAD, HAWTHORNE, NEW JERSEY	07506
(Address of Principal Executive Offices)	(Zip Code)

Registrant's Telephone Number, Including Area Code: 973-427-8224

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On August 10, 2012, CCOM Group, Inc. (the “Company”) repaid with interest a $500,000 loan that Goldman Associates of New York, Inc. (“Goldman Associates”) had made to the Company on May 17, 2012. On August 28, 2012 Goldman Associates loaned to the Company $350,000 repayable on November 25, 2012 with interest accruing at 4% per annum. Michael Goldman is the president and majority shareholder of Goldman Associates and is the Chairman of the Board of the Company.

The Company executed a promissory note to Goldman Associates in the form set forth as an exhibit to this report. The exhibit is incorporated into this Item 1.01 by reference.

ITEM 2.03	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

The information set forth in Item 1.01 is incorporated herein by reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit No.	Description

10.01	Promissory Note dated August 28, 2012 between CCOM Group, Inc. and Goldman Associates of New York, Inc., filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CCOM GROUP, INC.
(Registrant)

Date: August 31, 2012	/s/ William Salek
William Salek
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

10.01	Promissory Note dated August 28, 2012 between CCOM Group, Inc. and Goldman Associates of New York, Inc., filed herewith.